Exhibit 10.8

SHAREHOLDERS’ AGREEMENT

This SHAREHOLDERS’ AGREEMENT (the “Agreement”), dated as of May 7, 2015, among Gener8 Maritime, Inc., a Marshall Islands corporation (the “Company”), formerly known as General Maritime Corporation, and the entities listed on Schedule A hereto, as amended from time to time in accordance with this Agreement (such entities collectively, the “Shareholders”).

WHEREAS, the Company, Gener8 Maritime Acquisition, Inc. (“Merger Sub”) and Navig8 Crude Tankers, Inc. (“Navig8”) have entered into that certain Agreement and Plan of Merger, dated as of February 24, 2015 (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into Navig8, with Navig8 as the surviving corporation (the “Merger”);

WHEREAS, in connection with, and effective upon, completion of the Merger (the “Effective Time”), the Company and the Shareholders wish to set forth certain understandings between such parties, including with respect to certain corporate governance matters; and

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1                                    Certain Definitions.  As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” of a specified Person is a Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, the Person specified.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Articles of Incorporation” has the meaning set forth in Section 2.2(b) of this Agreement.

“Aurora Shareholders” means the entities set forth on Schedule A-4 and any of their Affiliates that receive Common Stock of the Company pursuant to a Transfer from any such Shareholder in accordance with Article 5 and which execute a Joinder Agreement as provided in Section 5.1(a).

“Aurora Director” has the meaning set forth in Section 2.1(e) of this Agreement.

“Avenue Director” has the meaning set forth in Section 2.1(a) of this Agreement.

“Avenue Shareholders” means the entities set forth on Schedule A-1 and any of their Affiliates that receive Common Stock of the Company pursuant to a Transfer from any such

Shareholder in accordance with Article 5 and which execute a Joinder Agreement as provided in Section 5.1(a).

“Beneficial Owner” of a security is a Person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of, such security and/or (ii) investment power, which includes the power to dispose, or to direct the disposition of, such security.  The terms “Beneficially Own” and “Beneficial Ownership” shall have correlative meanings.

“Blue Mountain Director” has the meaning set forth in Section 2.1(c) of this Agreement.

“Blue Mountain Shareholders” means the entities set forth on Schedule A-2 and any of their Affiliates that receive Common Stock of the Company pursuant to a Transfer from any such Shareholder in accordance with Article 5 and which execute a Joinder Agreement as provided in Section 5.1(a).

“Board” means the Board of Directors of the Company.

“Closing” means the closing of the Merger.

“Common Stock” means the common stock, par value $0.01 per share, of the Company and any equity securities issued or issuable in exchange for or with respect to such Common Stock by way of dividend, split, subdivision or combination of shares, or in connection with a reclassification, recapitalization, merger, consolidation or other reorganization.

“Company” has the meaning set forth in the preamble to this Agreement.

“Control” (including the terms “Controlling,” “Controlled by” and “under common Control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.  The investment manager or investment adviser of an investment fund or account shall be deemed to Control such fund or account for purposes of this Agreement.

“Designating Shareholder” means each of (i) the Avenue Shareholders, acting collectively, (ii) Monarch Shareholders, acting collectively, (iii) Blue Mountain Shareholders, acting collectively, (iv) Oaktree Shareholders, acting collectively, and (v) the Aurora Shareholders, acting collectively; provided that, upon any Designating Shareholder no longer holding the Requisite Ownership Amount, such Designating Shareholder shall thereafter be deemed not to be a Designating Shareholder. For the avoidance of doubt, no Transferee of any Designating Shareholder shall be deemed to be a Designating Shareholder as a result of such Transfer.

“Effective Time” has the meaning set forth in the preamble to this Agreement.

“Equity Securities” means, with respect to the Company, (i) shares of Common Stock and other capital stock of the Company from time to time outstanding, (ii) obligations, evidences of indebtedness or other securities or interests, in each case that are convertible or exchangeable into shares of Common Stock or any other capital stock of the Company and, (iii)

warrants, options or other rights to purchase or otherwise acquire shares of Common Stock or any other capital stock of the Company.

“Exchange Act” has the meaning set forth in Section 5.1(b) of this Agreement.

“Former Director” has the meaning set forth in Section 2.2(a) of this Agreement.

“Independent” shall mean, for the purpose of Sections 2.5(d) and 2.7 only, meeting the requirements for independent directors under New York Stock Exchange Listed Company Manual Section 303A.02 and, subject to the foregoing, may include a person who is employed by such Designating Shareholder.

“IPO” means the first underwritten public offering of the Company’s Common Stock registered under the Securities Act of 1933, as amended, after May 17, 2012.

“Lead Independent Director” has the meaning set forth in Section 2.3(a) of this Agreement.

“Merger” has the meaning set forth in the preamble to this Agreement.

“Merger Agreement” has the meaning set forth in the preamble to this Agreement.

“Merger Sub” has the meaning set forth in the preamble to this Agreement.

“Monarch Director” has the meaning set forth in Section 2.1(b) of this Agreement.

“Monarch Shareholders” means the entities set forth on Schedule A-5 and any of their Affiliates that receive Common Stock of the Company pursuant to a Transfer from any such Shareholder in accordance with Article 5 and which execute a Joinder Agreement as provided in Section 5.1(a).

“Navig8” has the meaning set forth in the preamble to this Agreement.

“Oaktree Director” has the meaning set forth in Section 2.1(e) of this Agreement.

“Oaktree Shareholders” means the entities set forth on Schedule A-3 and any of their Affiliates that receive Common Stock of the Company pursuant to a Transfer from any such Shareholder in accordance with Article 5 and which execute a Joinder Agreement as provided in Section 5.1(a).

“Permitted Transferee” means (i) with respect to any Shareholder who is a natural person, such Shareholder’s spouse and lineal descendants (whether natural or adopted) and any trust that is and at all times remains solely for the benefit of the Shareholder and/or the Shareholder’s spouse and/or lineal descendants, and (ii) with respect to any Shareholder which is an entity, (A) any of such Shareholder’s wholly owned Subsidiaries and parent companies that wholly own such Shareholder and (B) equityholders of such Shareholder pursuant to a distribution in accordance with such Shareholder’s governing documents.

“Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, any court, administrative agency, regulatory body, commission or other governmental authority, board, bureau or instrumentality, domestic or foreign and any subdivision thereof or other entity, and also includes any managed investment account.

“Proceeding” has the meaning set forth in Section 6.8 of this Agreement.

“Requisite Ownership Amount” means 5% of the then-outstanding Common Stock.

“Sale of the Company” means a bona fide sale of the outstanding Securities or assets of the Company on an arm’s length basis to any Person (other than the Company, any Subsidiary of the Company, or any Affiliate of any of the foregoing) pursuant to which such Person, together with its Affiliates, acquires (i) a majority of the voting power represented by the outstanding Equity Securities (whether by merger, consolidation, sale or Transfer of Equity Securities or otherwise) or (ii) all or substantially all of the Company’s and its Subsidiaries’ assets determined on a consolidated basis.

“Securities Act” has the meaning set forth in Section 5.1(a) of this Agreement.

“Selected Courts” has the meaning set forth in Section 6.8 of this Agreement.

“Shareholders” has the meaning set forth in the preamble to this Agreement.

“Special Meeting” has the meaning set forth in Section 2.7 of this Agreement.

“Subsidiary” with respect to any party, any corporation, partnership, trust, limited liability company or other entity or business enterprise in which such party (or another Subsidiary of such party) holds, directly or indirectly, stock or other ownership interests representing (a) more than 50% of the voting power of all outstanding stock or other ownership interests of such entity or (b) the right to receive more than 50% of the net assets of such entity available for distribution to the holders of outstanding stock or ownership interests upon a liquidation or dissolution of such entity.

“Transfer” means any sale, assignment, transfer, pledge, mortgage, exchange, hypothecation, grant of a security interest, encumber, distribute, gift or other direct or indirect disposition or encumbrance of an interest with or without consideration (including by merger or otherwise by operation of law). The terms “Transferee,” “Transferred,” and other forms of the word “Transfer” shall have correlative meanings.

Section 1.2                                    Gender.  For the purposes of this Agreement, the words “he,” “his” or “himself” shall be interpreted to include the masculine, feminine and corporate, other entity or trust form.

ARTICLE 2

GOVERNANCE MATTERS

Section 2.1                                    Board of Directors.  From and after the Closing, and until the earlier to occur of (i) termination of this Agreement or (ii) with respect to any Designating Shareholder, such Designating Shareholder no longer holding the Requisite Ownership Amount, each Designating Shareholder shall vote all shares of Common Stock and any other voting securities of the Company that are Beneficially Owned by such Designating Shareholder, and each such Designating Shareholder and, subject to the Company’s shareholders voting to elect the following individuals as directors, the Company, shall take all necessary and desirable actions within their respective control, to (A) ensure that, subject to Section 2.5, the authorized number of directors on the Board is established and remains at seven (7), and (B) elect, or cause to be elected, to the Board and continue to serve as directors of the Board the following individuals, except as otherwise required by law:

(a)                                 From and after the Closing, and until the earlier to occur of (i) termination of this Agreement or (ii) the Avenue Shareholders no longer holding the Requisite Ownership Amount, one (1) individual designated by the Avenue Shareholders to serve as a member of the Board (the “Avenue Director”). The initial Avenue Director shall be Dan Ilany.

(b)                                 From and after the Closing, and until the earlier to occur of (i) termination of this Agreement or (ii) the Monarch Shareholders no longer holding the Requisite Ownership Amount, one (1) individual designated by the Monarch Shareholders to serve as a member of the Board (the “Monarch Director”). The initial Monarch Director shall be Roger Schmitz.

(c)                                  From and after the Closing, and until the earlier to occur of (i) termination of this Agreement or (ii) the Blue Mountain Shareholders no longer holding the Requisite Ownership Amount, one (1) individual designated by the Blue Mountain Shareholders to serve as a member of the Board (the “Blue Mountain Director”). The initial Blue Mountain Director shall be Ethan Auerbach.

(d)                                 From and after the Closing, and until the earlier to occur of (i) termination of this Agreement or (ii) the Oaktree Shareholders no longer holding the Requisite Ownership Amount, one (1) individual designated by the Oaktree Shareholders to serve as a member of the Board (the “Oaktree Director”). The initial Oaktree Director shall be Adam Pierce.

(e)                                  From and after the Closing, and until the earlier to occur of (i) termination of this Agreement or (ii) the Aurora Shareholders no longer holding the Requisite Ownership Amount, one (1) individual designated by the Aurora Shareholders to serve as a member of the Board (the “Aurora Director”). The initial Aurora Director shall be Steve Smith.

(f)                                   From and after the Closing, and until the termination of this Agreement, and so long as he serves as a consultant to the Company, Nicolas Busch.

(g)                                  From and after the Closing, and until the termination of this Agreement, and so long as he serves as Chief Executive Officer to the Company, Peter Georgiopoulos (who shall be the Chairman of the Board).

(h)                                 For the avoidance of doubt, the initial Board shall consist of the individuals set forth on Exhibit A hereto.

Section 2.2                                          Removal; Resignation; Vacancies.

(a)                                 In the event that any designee of the Designating Shareholders under Section 2.1 elected to the Board shall for any reason cease to serve as a member of the Board during his or her term of office (such former Board member, a “Former Director”), the resulting vacancy on the Board and on any committee of the Board shall be filled by an individual designated by the Designating Shareholder entitled to designate the Former Director according to the provisions of Section 2.1 (provided that such Designating Shareholder holds the Requisite Ownership Amount).  If any such vacancy cannot be filled in accordance with Section 2.1 because the applicable Designating Shareholder no longer holds the Requisite Ownership Amount, or if either Nicolas Busch or Peter Georgiopoulos shall for any reason cease to serve as a member of the Board, then the resulting vacancy shall be filled by an individual appointed by the Board or otherwise in accordance with the Company’s Bylaws as then in effect.

(b)                                 From and after the Closing, and until the termination of this Agreement, prior to and as a condition to any designee described in Section 2.1 being appointed to the Board, such designee shall be required to agree in a written agreement with such Designating Shareholder and the Company to immediately resign from the Board upon receipt by the Company of written notice from the applicable Designated Shareholder to remove (with or without cause) such director. From and after the Closing, and until the termination of this Agreement, each Designating Shareholder hereby agrees to vote, at any annual or special meeting, by written consent, or otherwise, all shares of Common Stock and other voting securities of the Company that are Beneficially Owned by such Designating Shareholder, and the Company and each Designating Shareholder hereby agree to take all necessary and desirable actions within such Shareholder’s or the Company’s control, as applicable, to effect such removal. Notwithstanding anything else to the contrary in this Agreement, a director may be removed for cause in accordance with the Third Amended and Restated Articles of Incorporation of the Company, as may be amended or supplemented from time to time (the “Articles of Incorporation”).

(c)                                  A director may resign at any time from the Board by delivering his or her written resignation to the Board. Any such resignation shall be effective upon receipt thereof unless it is specified to be effective at some other time or upon the occurrence of some other event. The Board’s acceptance of a resignation shall not be necessary to make it effective.

(d)                                 From and after the Closing, and until the termination of this Agreement, the Company and each Designating Shareholder shall take all necessary and desirable action within its control, subject to 0, to include each of the director nominees for which the Designating Shareholders are entitled to designate on each slate of nominees for election to the Board proposed by the Company and/or the Board (or any committee thereof).  Without limiting the foregoing, the Company and each Designating Shareholder shall, as promptly as reasonably practicable, use commercially reasonably efforts to take all necessary and desirable actions, subject to applicable law, within its control (including, without limitation, calling special meetings of the Board and/or the Company’s shareholders) to cause the election, removal and replacement of the designees of the Designating Shareholders pursuant to Section 2.1 and Section 2.2, subject to the Company’s shareholders voting to elect such designees as directors.

(e)                                  For the avoidance of doubt, upon the occurrence of (i) a Designating Shareholder no longer holding the Requisite Ownership Amount, (ii) Nicolas Busch no longer serving as a consultant to the Company or (iii) Peter Georgiopoulos no longer serving as Chief Executive Officer to the Company, then such designated director, Nicolas Busch, and Peter Georgiopoulos, as the case may be, may continue to serve on the Board until he or she resigns, is removed, is unable to serve or has completed his or her current term.

(f)                                   For the avoidance of doubt, other than with respect to Section 2.2(a), nothing in this Agreement shall require the Company to appoint directors to the Board who have not been elected by its shareholders.

Section 2.3                                          Lead Independent Director.

(a)                                 From and after the Closing, and until the termination of this Agreement, the Company and each Designating Shareholder hereby acknowledge and agree that the Monarch Shareholders and Avenue Shareholders shall have the right, acting jointly by written notice delivered to the Company and signed by each of the Monarch Shareholders and Avenue Shareholders, or their respective duly authorized representatives, to designate one (1) previously elected or appointed member of the Board to serve in the role of lead independent member of the Board (the “Lead Independent Director”). In the event that the Lead Independent Director shall for any reason cease to serve in such role during his or her term of office, the resulting vacancy in such role shall be filled by a previously elected or appointed director designated in writing signed by each of the Monarch Shareholders and Avenue Shareholders. The Monarch Shareholders and Avenue Shareholders may remove the title of Lead Independent Director from such director by sending a written notice to the Company signed by each of the Monarch Shareholders and Avenue Shareholders and, upon receipt of such notice by the Company, such director shall no longer serve in such role (and the Lead Independent Director shall only be removed in such manner). Each Designating Shareholder hereby agrees to vote, at any annual or special meeting, by written consent, or otherwise, all shares of Common Stock and other voting securities of the Company that are Beneficially Owned by such Designating Shareholder, and the Company and each Designating Shareholder shall take all necessary and desirable actions within its control, to effect any designation or removal contemplated by this Section 2.3. The initial Lead Independent Director shall be Dan Ilany.

(b)                                 The Company and each Designating Shareholder hereby acknowledge and agree that the Lead Independent Director’s powers and responsibilities shall include:

(i)                                     the authority to call meetings of the Board (including executive sessions thereof);

(ii)                                  joint responsibility with the Chairman of the Board and Company management for setting meeting agendas for the Board;

(iii)                               assisting the Board with optimizing the its effectiveness and independence (as such term is used in New York Stock Exchange Listed Company Manual Section 303A.02) from the Company management; and

(iv)                              advising and consulting with the Chief Executive Officer of the Company and Chairman of the Board on matters related to corporate governance and the Board’s performance.

Section 2.4                                          Post-Initial Public Offering Board. The composition of the Board effective immediately subsequent to the consummation of an IPO shall be determined by the Board prior to such IPO; provided, that (a) the Board shall, subsequent to such IPO, consist of at least seven (7) directors, but not more than nine (9) directors, as the Board may determine, and (b) subject to the foregoing clause (a), each member of the Board as of immediately prior to such IPO shall be offered the opportunity to continue to serve as a member of the Board; provided that, in the cases of each Avenue Director, Monarch Director, Blue Mountain Director, Oaktree Director and Aurora Director only, the Designating Shareholder responsible for such director’s appointment will own at least five percent (5%) of the voting Common Stock of the Company upon consummation of such IPO and such member of the Board is Independent.

Section 2.5                                          Board Size.  The Board shall initially be comprised of seven (7) directors.  The Company and each Shareholder hereby agree that, subject to Section 2.4, the size of the Board shall not be increased or decreased prior to the consummation of an IPO without the consent of one or more Shareholders party to this Agreement then holding at least 75% of the outstanding shares of Common Stock.

Section 2.6                                          Committees.

(a)                                 The Company and each Shareholder hereby acknowledge and agree that the Board shall have the right to create a Strategic Management Committee, Compensation Committee and such other committees as the Board deems necessary or appropriate.

(b)                                 The Company and each Shareholder hereby acknowledge and agree that the Strategic Management Committee shall (i) consist of four (4) voting members and one (1) non-voting member, who shall initially consist of the individuals set forth on Exhibit B; (ii) review, evaluate and advise the Board on all commercial and strategic matters; and (iii) have responsibilities that include, without limitation, (A) sales and purchases of vessels, (B) chartering in and out, and (C) mergers and acquisitions.  The Board shall prepare and approve a charter for the Strategic Management Committee setting forth its responsibilities in sufficient detail.

(c)                                  The Company and each Shareholder hereby acknowledge and agree that the Compensation Committee shall (i) consist of the Aurora Director, Avenue Director, the Monarch Director and the Oaktree Director; (ii) review, evaluate and advise the Board on with respect to all management compensation matters; and (iii) in respect of any deadlock in voting by the members of the Compensation Committee, a fifth director, who shall be an Independent director, shall be nominated by the Compensation Committee. The Board shall prepare and approve a charter for the Compensation Committee setting forth its responsibilities in sufficient detail.

Section 2.7                                          Special Meetings of Shareholders.  The Company agrees that it will call a special meeting of the Shareholders (a “Special Meeting”) upon any request of one or more Shareholders who then Beneficially Own at least 40% of the shares of Common Stock entitled to vote at the proposed Special Meeting, in accordance with and subject to the Company’s Articles of Incorporation as then in effect.  Such Special Meeting shall be held solely for the purpose or purposes specified by the Person or Persons making the request, and the time and place of such Special Meeting shall be determined in accordance with the Company’s Bylaws as then in effect.

Section 2.8                                          Affiliate Transactions. The Company shall not, directly or indirectly, in one transaction or series of related transactions, Transfer any of its material assets to, or purchase any material assets from, or enter into any material contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate of the Company (an “Affiliate Transaction”), unless (i) (A) the terms thereof are no less favorable to the Company than those that could be obtained at the time of such transaction in arms’-length dealings with a Person that is not such an Affiliate and (B) a majority of the disinterested directors of the Board approve such Affiliate Transaction or (ii) such Affiliate Transaction is between or among the Company and its Subsidiaries.

ARTICLE 3

EFFECTIVENESS AND TERMINATION

Section 3.1                                          Effective Date.  This Agreement shall be effective as of the Closing.  In the event the Merger Agreement is terminated and the Closing does not occur, this Agreement shall be null and void ab initio.

Section 3.2                                          Term. This Agreement shall automatically terminate (without any action by any party hereto) as to each Shareholder upon the earlier of (a) the time such Shareholder and its Affiliates no longer Beneficially Own any shares of Common Stock or (b) the consummation of an IPO.

Section 3.3                                          Survival. If this Agreement is terminated as to any Shareholder pursuant to Section 3.2, this Agreement shall become void and of no further force and effect with respect to such Shareholder.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES

Section 4.1                                    Representations and Warranties of the Shareholders.  Each of the Shareholders, severally and not jointly, represents and warrants to the Company that: (a)such Shareholder is an “accredited investor” as such term is defined in Rule 501 promulgated under the Securities Act; (b)such Shareholder is duly organized and validly existing under the laws of its jurisdiction of organization; (c)such Shareholder is duly authorized to execute, deliver and perform this Agreement; (d)this Agreement has been duly executed by such Shareholder or by an authorized signatory on behalf of such Shareholder and is a valid and binding agreement of such Shareholder, enforceable against such Shareholder in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and general principles of equity; and (e) the execution, delivery and performance by such Shareholder of this Agreement does not violate or conflict with or result in a breach by such Shareholder of or constitute (or with notice or lapse of time or both would constitute) a default by such Shareholder under its organizational documents, under any agreement to which such Shareholder is a party, any existing applicable law of any court, administrative agency, regulatory body, commission or other governmental authority, board, bureau or instrumentality, domestic or foreign and any subdivision thereof, exercising any statutory or regulatory authority of any of the foregoing, domestic or foreign, having jurisdiction over such Shareholder, or any agreement or instrument by which such Shareholder or any of its assets may be bound.

Section 4.2                                    Representations and Warranties of the Company.  The Company represents and warrants to each of the Shareholders that: (a) the Company is duly organized and validly existing under the laws of the Marshall Islands; (b)the Company is duly authorized to execute, deliver and perform this Agreement; (c) this Agreement has been duly executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and general principles of equity; and (d) the execution, delivery and performance by the Company of this Agreement does not violate or conflict with or result in a breach by the Company of or constitute (or with notice or lapse of time or both would constitute) a default by the Company under its articles of incorporation incorporation, any existing applicable law of any court, administrative agency, regulatory body, commission or other governmental authority, board, bureau or instrumentality, domestic or foreign and any subdivision thereof, exercising any statutory or regulatory authority of any of the foregoing, domestic or foreign, having jurisdiction over the Company, or any agreement or instrument by which the Company or any of its assets may be bound.

ARTICLE 5

COVENANTS OF THE SHAREHOLDERS

Section 5.1                                    Restrictions on Transfers of Common Stock.

(a)                                 Prior to consummating any Transfer of any Equity Securities (other than pursuant to a Sale of the Company approved by the Board) to any Person, and as a condition precedent to any such Transfer, the Transferring Shareholder shall cause each prospective Transferee thereof to execute and deliver to the Company a Joinder Agreement (the “Joinder Agreement”) in the form attached hereto as Exhibit B. Any Transfer or attempted Transfer of any Equity Securities in violation of the foregoing or any other provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported Transferee of such Equity Securities as the owner of such Equity Securities for any purpose.

(b)                                 No Shareholder shall avoid the provisions of this Agreement by (i) making one or more Transfers to one or more Permitted Transferees and then disposing of all or any portion of such Person’s interest in any such Permitted Transferee, or (ii) issuing or permitting any Transfer of any legal or beneficial interests in such Shareholder other than to the current direct and indirect holders of such interests.

(c)                                  In addition to any restrictions set forth in the Articles of Incorporation, or this Agreement, no Shareholder shall Transfer any shares of Common Stock unless such Transfer or disposition is made upon compliance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and any applicable antitrust, competition or similar laws.  Prior to any proposed Transfer of any shares of Common Stock (whether such shares are issued or acquired prior to, on, or after the date hereof) of the Company by a Shareholder, the Shareholder intending to Transfer such shares of Common Stock shall give written notice to the Company of such Shareholder’s intention to effect such Transfer, which notice shall be accompanied, unless the Board otherwise approves, by a written opinion of legal counsel, who shall be reasonably satisfactory to the Company, addressed to the Company, and reasonably satisfactory in form and substance to the Company’s legal counsel, to the effect that the proposed Transfer may be effected without registration or otherwise violating federal securities laws or any state or provincial securities laws or “blue sky” laws (including any investor suitability standards) applicable to the Company or the interest to be Transferred, or cause the Company to be required to register as an “Investment Company” under the U.S. Investment Company Act of 1940, as amended.

(d)                                 No Shareholder shall be entitled to Transfer any shares of Common Stock if, as a result of such Transfer, the Company would be required to register a class of equity securities under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor provision, or otherwise become subject to the reporting obligations of the Exchange Act or any successor statute.

Section 5.2                                    Void Transfers. Any Transfer by any Shareholder of any Equity Securities or other interest in the Company in contravention of this Agreement in any respect (including the failure of the Transferee to execute a Joinder Agreement in accordance with Section 5.1)  shall be void and ineffectual and shall not bind or be recognized by the Company or any other party.

Section 5.3                                    Legend. The certificates representing the Equity Securities, other than any global certificate representing the Equity Securities deposited with a depository for transfer in book-entry form, shall include an endorsement typed conspicuously thereon of the following restrictive legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON                                       , HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS (“STATE ACTS”) AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR STATE ACTS OR AN EXEMPTION FROM REGISTRATION THEREUNDER.  THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE (I) RESTRICTIONS PURSUANT TO ARTICLE TWELVE OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE ISSUER (THE “COMPANY”), AND (II) CONDITIONS SPECIFIED IN A SHAREHOLDERS’ AGREEMENT, DATED AS OF [      ], 2015, AS AMENDED OR MODIFIED FROM TIME TO TIME, GOVERNING THE COMPANY AND BY AND AMONG CERTAIN SHAREHOLDERS, AND (III) CONDITIONS SPECIFIED IN A REGISTRATION AGREEMENT, DATED AS OF [      ], 2015, AS AMENDED OR MODIFIED FROM TIME TO TIME.  A COPY OF ANY OF SUCH AMENDED AND RESTATED ARTICLES OF INCORPORATION OR SHAREHOLDERS’ AGREEMENT SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.”

Section 5.4                                    Transfer Fees and Expenses. The Transferor and Transferee of any Equity Securities shall be jointly and severally obligated to reimburse the Company for all reasonable expenses (including attorneys’ fees and expenses) of any Transfer or proposed Transfer, whether or not consummated.

Section 5.5                                    Effect of Transfer. Any Shareholder who Transfers any Equity Securities or other interest in the Company shall cease to be a Shareholder of the Company with respect to such Equity Securities or other interest, and shall no longer have any rights or privileges of a Shareholder with respect to such Equity Securities or other interest.

ARTICLE 6

MISCELLANEOUS

Section 6.1                                    Notices.  All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by facsimile (provided a copy is thereafter promptly delivered as provided in this Section 6.1) or nationally recognized overnight courier (charges prepaid), addressed to such party at the address or facsimile number set forth below or such other address or facsimile number as may hereafter be designated in writing by such party to the other parties:

(a)         if to the Company, to:

General Maritime Corporation / Gener8, Inc.

299 Park Avenue
New York, New York 10171
Facsimile: (212) 763-5607
E-mail: lvrondissis@generalmaritimecorp.com
Attention: Leonard J. Vrondissis, CFO

with a copy (which shall not constitute actual or constructive notice) to:

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

Fax: 212-715-8000

E-mail: tmolner@kramerlevin.com,

tshen@kramerlevin.com

Attn: Thomas E. Molner, Esq., Terrence L. Shen, Esq.

(b)         if to any Shareholder then to the notice address set forth opposite such Shareholder’s name on Schedule A.

Section 6.2                                    Interpretation.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “included”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

Section 6.3                                    Severability.  The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.  If any provision of this Agreement, or the application thereof to any person or entity or any circumstance, is found to be invalid or unenforceable in any jurisdiction, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other

Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 6.4                                    Counterparts.  This Agreement may be executed in one or more counterparts (including by signature pages delivered by means of facsimile machine or electronic transmission in portable electronic format (pdf)), each of which shall be deemed an original and all of which shall, taken together, be considered one and the same agreement.

Section 6.5                                    Entire Agreement; No Third Party Beneficiaries.  This Agreement (a) constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations (except any prior confidentiality or non-disclosure understandings or agreements) by or among the parties, written or oral, which may have related to the subject matter hereof in any way and (b) is not intended to confer upon any Person, other than the parties hereto, any rights or remedies hereunder.

Section 6.6                                    Further Assurances.  Each party shall execute, deliver, acknowledge and file such other documents and take such further actions as may be reasonably requested from time to time by any other party hereto to give effect to and carry out the transactions contemplated herein.

Section 6.7                                    Governing Law; Equitable Remedies.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF).  The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached.  It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions and other equitable remedies to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any of the Selected Courts (as defined below), this being in addition to any other remedy to which they are entitled at law or in equity.  Any requirements for the securing or posting of any bond with respect to such remedy are hereby waived by each of the parties hereto.  Each party further agrees that, in the event of any action for an injunction or other equitable remedy in respect of such breach or enforcement of specific performance, it will not assert the defense that a remedy at law would be adequate.

Section 6.8                                    Consent To Jurisdiction.  With respect to any suit, action or proceeding (“Proceeding”) arising out of or relating to this Agreement or any transaction contemplated hereby each of the parties hereto hereby irrevocably (i) submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and the United States District Court for the District of Delaware and the appellate courts therefrom (the “Selected Courts”) and waives any objection to venue being laid in the Selected Courts whether based on the grounds of forum non conveniens or otherwise and hereby agrees not to commence any such Proceeding other than before one of the Selected Courts; provided, however, that a party may commence any Proceeding in a court other than a Selected Court solely for the purpose of enforcing an order or judgment issued by one of the Selected Courts; (ii) consents to service of process in any Proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to the Company or any Shareholder at their respective addresses referred to in Section 6.1 hereof; provided, however, that nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law; and (iii) TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AND AGREES THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE THE RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT AND TO HAVE ALL MATTERS RELATING TO THIS AGREEMENT BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

Section 6.9                                    Amendments; Waivers.

(a)                                 No provision of this Agreement may be amended, modified or waived unless such amendment, modification or waiver is in writing and signed by the Company and holders of at least 66 2/3% of the Common Stock then Beneficially Owned by the Shareholders; provided that no such amendment shall have a materially disproportionate and materially adverse impact on any Shareholder that is not a party to such writing. The Board may, without the consent of any Shareholder, amend Schedules A, A-1, A-2, A-3, A-4 and A-5 to reflect the issuance or Transfer of Equity Securities or assignment permitted by Section 6.10 to any Shareholder in manner consistent with this Agreement.

(b)                                 No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 6.10                             Assignment.  Neither this Agreement nor any of the rights or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties hereto and delivery of a Joinder Agreement to the Company; provided that a party hereto may assign its rights and obligations hereunder to any of its Affiliates after prior written notice to the Company of such assignment, so long as such Affiliate does not exercise management or control over an enterprise engaging in the shipping industry that is directly competitive with any of the Company’s or its Subsidiaries’ seaborne crude and refined products transportation businesses.  Notwithstanding anything else to the contrary in this Agreement, the rights of any Designating Shareholder hereunder may not be assigned or otherwise Transferred.  No Transferee of a Designating Shareholder shall be deemed to be a Designating Shareholder as a result of such Transfer. Subject to this Section 6.10, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

Section 6.11                             Shareholders.  For purposes of any consent, waiver, amendment, designation or decision to be made or agreed to by any Shareholder pursuant to this Agreement, such consent, waiver, amendment, designation or decision shall be deemed to be made or agreed (or not made or agreed) by, and shall be binding upon, such Shareholder upon the delivery of written notice to the Company executed and delivered by an authorized officer of such Shareholder.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

Gener8 Maritime, Inc.,

Formerly known as General Maritime Corporation

By:	/s/ Leonard J. Vrondissis
Name:	Leonard J. Vrondissis
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Shareholders Agreement]

OCM MARINE HOLDINGS TP, L.P.

By:	OCM Marine GP CTB, Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Amy Rice
Name:	Amy Rice
Title:	Senior Vice President

By:	/s/ Adam Pierce
Name:	Adam Pierce
Title:	Managing Director

[Signature Page to Shareholders’ Agreement]

OPPS MARINE HOLDINGS TP, L.P.

By:	Oaktree Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Rajath Shourie
Name:	Rajath Shourie
Title:	Managing Director

By:	/s/ Mahesh Balakrishnan
Name:	Mahesh Balakrishnan
Title:	Managing Director

[Signature Page to Shareholders’ Agreement]

ARF II MARITIME HOLDINGS, LLC

By:	/s/ Timothy J. Hart
Name:	Timothy J. Hart
Title:	Vice President, Secretary & General Counsel

ARF II MARITIME EQUITY PARTNERS LP

By:	/s/ Timothy J. Hart
Name:	Timothy J. Hart
Title:	Vice-President, Secretary & General Counsel

ARF II MARITIME EQUITY CO-INVESTORS LLC

By:	/s/ Timothy J. Hart
Name:	Timothy J. Hart
Title:	Vice-President, Secretary & General Counsel

[Signature Page to Shareholders’ Agreement]

BLACKROCK FUNDS II, BLACKROCK HIGH YIELD BOND PORTFOLIO

By: BlackRock Financial Management, Inc., its Sub-Adviser

By:	/s/ David Trucano
Name:	David Trucano
Title:	Managing Director

BLACKROCK CORPORATE HIGH YIELD FUND, INC.

By: BlackRock Financial Management, Inc., its Sub-Adviser

By:	/s/ David Trucano
Name:	David Trucano
Title:	Managing Director

MET INVESTORS SERIES TRUST – BLACKROCK HIGH YIELD PORTFOLIO

By: BlackRock Financial Management, Inc., its Sub-Adviser

By:	/s/ David Trucano
Name:	David Trucano
Title:	Managing Director

[Signature Page to Shareholders’ Agreement]

BLUEMOUNTAIN KICKING HORSE FUND L.P.
By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Assistant GC/VP

BLUEMOUNTAIN CREDIT OPPORTUNITIES MASTER FUND I L.P.
By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Assistant GC/VP

BLUEMOUNTAIN LONG/SHORT CREDIT AND DISTRESSED REFLECTION FUND,
A SUB-FUND OF AAI BLUEMOUNTAIN FUND PLC
By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Assistant GC/VP

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICAV-SIF
By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Assistant GC/VP

BLUEMOUNTAIN CREDIT ALTERNATIVES MASTER FUND LP
By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Assistant GC/VP

[Signature Page to Shareholders’ Agreement]

BLUEMOUNTAIN DISTRESSED MASTER FUND L.P.
By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Assistant GC/VP

BLUEMOUNTAIN LONG/SHORT CREDIT MASTER FUND L.P.
By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Assistant GC/VP

BLUEMOUNTAIN GUADALUPE PEAK FUND L.P.
By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Assistant GC/VP

BLUEMOUNTAIN STRATEGIC CREDIT MASTER FUND L.P.
By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Assistant GC/VP

BLUEMOUNTAIN TIMBERLINE LTD.
By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Assistant GC/VP

[Signature Page to Shareholders’ Agreement]

AVENUE-SLP EUROPE OPPORTUNITIES FUND, L.P.
By: Avenue-SLP Europe Opportunities Fund GenPar, LLC,
as its General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

Avenue Europe Opportunities Master Fund, L.P.
By: Avenue Europe Opportunities Fund GenPar, LLC, its General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

Avenue Europe Special Situations Fund II (Euro), L.P.
By: Avenue Europe Capital Partners II, LLC, its General Partner
By: GL Europe Partners II, LLC, Managing Member

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

Avenue Europe Special Situations Fund II (U.S.), L.P.
By: Avenue Europe Capital Partners II, LLC, its General Partner
By: GL Europe Partners II, LLC, Managing Member

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

AVENUE COPPERS OPPORTUNITIES FUND, L.P.
By:	Avenue COPPERS Opportunities Fund GenPar, LLC,
its General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

[Signature Page to Shareholders’ Agreement]

MANAGED ACCOUNTS MASTER FUND SERVICES - MAP10, a Sub Trust of Managed
Accounts Master Fund Services
By: Avenue Capital Management II, L.P., its Investment Manager
By: Avenue Capital Management II GenPar, LLC, its General Partner

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

AVENUE INVESTMENTS, L.P.
By: Avenue Partners, LLC, Its General Partner

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

AVENUE INTERNATIONAL MASTER, L.P.
By: Avenue International Master GenPar, Ltd., Its General Partner

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Director

AVENUE SPECIAL SITUATIONS FUND VI (MASTER), L.P.
By: Avenue Capital Partners VI, LLC, Its General Partner

By: GL Partners VI, LLC
Its Managing Member

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

[Signature Page to Shareholders’ Agreement]

Monarch Debt Recovery Master Fund Ltd
By: Monarch Alternative Capital LP, as investment manager

By:	/s/ Michael A. Weinstock
Name:	Michael A. Weinstock
Title:	Chief Executive Officer

Monarch Opportunities Master Fund Ltd
By: Monarch Alternative Capital LP, as investment manager

By:	/s/ Michael A. Weinstock
Name:	Michael A. Weinstock
Title:	Chief Executive Officer

P Monarch Recovery Ltd
By: Monarch Alternative Capital LP, as investment manager

By:	/s/ Michael A. Weinstock
Name:	Michael A. Weinstock
Title:	Chief Executive Officer

[Signature Page to Shareholders’ Agreement]

Monarch Alternative Solutions Master Fund Ltd
By: Monarch Alternative Capital LP, as investment manager

By:	/s/ Michael A. Weinstock
Name:	Michael A. Weinstock
Title:	Chief Executive Officer

Monarch Capital Master Partners II LP
By: Monarch Alternative Capital LP, as investment manager

By:	/s/ Michael A. Weinstock
Name:	Michael A. Weinstock
Title:	Chief Executive Officer

MCP Holdings Master LP
By: Monarch Alternative Capital LP, as investment manager

By:	/s/ Michael A. Weinstock
Name:	Michael A. Weinstock
Title:	Chief Executive Officer

[Signature Page to Shareholders’ Agreement]

SCHEDULE A

Shareholders

Name	Notice Information

Avenue - COPPERS Opportunities Fund, L.P.	399 Park Avenue, 6th Floor New York, NY 10022

Avenue Europe Opportunities Master Fund, L.P.	399 Park Avenue, 6th Floor New York, NY 10022

Avenue-SLP European Opportunities Fund, L.P.	399 Park Avenue, 6th Floor New York, NY 10022

Avenue Europe Special Situations Fund II (Euro), L.P.	399 Park Avenue, 6th Floor New York, NY 10022

Avenue Europe Special Situations Fund II (U.S.), L.P.	399 Park Avenue, 6th Floor New York, NY 10022

Avenue Investments, LP	399 Park Avenue, 6th Floor New York, NY 10022

Avenue International Master, LP	399 Park Avenue, 6th Floor New York, NY 10022

Managed Accounts Master Fund Services - MAP10	399 Park Avenue, 6th Floor New York, NY 10022

Avenue Special Situations Fund VI (Master), LP	399 Park Avenue, 6th Floor New York, NY 10022

BlueMountain Guadalupe Peak Fund L.P.	C/O BlueMountain Capital Management, LLC 280 Park Ave., 12th Floor New York, NY 10017 Attn: General Counsel legalnotices@bmcm.com

BlueMountain Montenvers Master Fund SCA SICAV-SIF	C/O BlueMountain Capital Management, LLC 280 Park Ave., 12th Floor New York, NY 10017 Attn: General Counsel legalnotices@bmcm.com

BlueMountain Kicking Horse Fund L.P.	C/O BlueMountain Capital Management, LLC 280 Park Ave., 12th Floor New York, NY 10017 Attn: General Counsel legalnotices@bmcm.com

BlueMountain Timberline Ltd.	C/O BlueMountain Capital Management, LLC 280 Park Ave., 12th Floor New York, NY 10017

Attn: General Counsel legalnotices@bmcm.com

Blue Mountain Credit Alternatives Master Fund L.P.	C/O BlueMountain Capital Management, LLC 280 Park Ave., 12th Floor New York, NY 10017 Attn: General Counsel legalnotices@bmcm.com

BlueMountain Credit Opportunities Master Fund I L.P.	C/O BlueMountain Capital Management, LLC 280 Park Ave., 12th Floor New York, NY 10017 Attn: General Counsel legalnotices@bmcm.com

BlueMountain Long/Short Credit and Distressed Reflection Fund, a sub-fund of AAI BlueMountain Fund PLC	C/O BlueMountain Capital Management, LLC 280 Park Ave., 12th Floor New York, NY 10017 Attn: General Counsel legalnotices@bmcm.com

BlueMountain Long Short Credit and Distressed Reflection Fund PLC	C/O BlueMountain Capital Management, LLC 280 Park Ave., 12th Floor New York, NY 10017 Attn: General Counsel legalnotices@bmcm.com

BlueMountain Montenvers Master Fund	C/O BlueMountain Capital Management, LLC 280 Park Ave., 12th Floor New York, NY 10017 Attn: General Counsel legalnotices@bmcm.com

BlueMountain Distressed Master Fund L.P.	C/O BlueMountain Capital Management, LLC 280 Park Ave., 12th Floor New York, NY 10017 Attn: General Counsel legalnotices@bmcm.com

BlueMountain Long Short Credit Master Fund L.P.	C/O BlueMountain Capital Management, LLC 280 Park Ave., 12th Floor New York, NY 10017 Attn: General Counsel legalnotices@bmcm.com

BlueMountain Strategic Credit Master Fund L.P.	C/O BlueMountain Capital Management, LLC 280 Park Ave., 12th Floor New York, NY 10017 Attn: General Counsel legalnotices@bmcm.com

Monarch Alternative Solutions Master Fund Ltd	c/o Monarch Alternative Capital LP, 535 Madison Avenue, New York, NY 10022

Monarch Capital Master Partners II LP	c/o Monarch Alternative Capital LP, 535 Madison Avenue,

New York, NY 10022

MCP Holdings Master LP	c/o Monarch Alternative Capital LP, 535 Madison Avenue, New York, NY 10022

Monarch Debt Recovery Master Fund Ltd	c/o Monarch Alternative Capital LP, 535 Madison Avenue, New York, NY 10022

Monarch Opportunities Master Fund Ltd	c/o Monarch Alternative Capital LP, 535 Madison Avenue, New York, NY 10022

P Monarch Recovery Ltd	c/o Monarch Alternative Capital LP, 535 Madison Avenue, New York, NY 10022

OCM Marine Holdings TP, L.P.	c/o Oaktree Capital Management LP,
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071
	Facsimile:	(213) 830-6300
	Email:	jford@oaktreecapital.com
apierce@oaktreecapital.com
	Attention:	B. James Ford
Adam Pierce

With a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
333 South Hope Street
Los Angeles, CA 90071
	Facsimile:	(312) 862-2200
	Email:	christopher.greeno@kirkland.com
hamed.meshki@kirkland.com
	Attention:	Christopher J. Greeno, P.C.
Hamed Meshki

Opps Marine Holdings TP, L.P.	c/o Oaktree Capital Management LP, 333 South Grand Avenue, 28th Floor Los Angeles, CA 90071
	Facsimile:	(213) 830-6499
	Attention:	Mahesh Balakrishnan,
Jennifer Box

ARF II Maritime Holdings LLC	10877 Wilshire Blvd.
Los Angeles, CA 90024
Email: ssmith@auroracap.com
Attention: Steven D. Smith

With a copy (which shall not constitute notice) to:
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036-6522
	Facsimile:	(917) 777-2918
	Email:	Gregory.fernicola@skadden.com
Laura.Kaufmann@skadden.com
	Attention:	Gregory A. Fernicola

Laura A. Kaufmann Belkhayat

ARF II Maritime Equity Partners LP	10877 Wilshire Blvd.
Los Angeles, CA 90024
Email: ssmith@auroracap.com
Attention: Steven D. Smith

With a copy (which shall not constitute notice) to:
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036-6522
	Facsimile:	(917) 777-2918
	Email:	Gregory.fernicola@skadden.com
Laura.Kaufmann@skadden.com
	Attention:	Gregory A. Fernicola
Laura A. Kaufmann Belkhayat

ARF II Maritime Equity Co-Investors LLC	10877 Wilshire Blvd.
Los Angeles, CA 90024
Email: ssmith@auroracap.com
Attention: Steven D. Smith

With a copy (which shall not constitute notice) to:
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036-6522
	Facsimile:	(917) 777-2918
	Email:	Gregory.fernicola@skadden.com
Laura.Kaufmann@skadden.com
	Attention:	Gregory A. Fernicola
Laura A. Kaufmann Belkhayat

SCHEDULE A-1

Avenue Shareholder

Avenue - COPPERS Opportunities Fund, L.P.

Avenue Europe Opportunities Master Fund, L.P.

Avenue-SLP European Opportunities Fund, L.P.

Avenue Europe Special Situations Fund II (Euro), L.P.

Avenue Europe Special Situations Fund II (U.S.), L.P.

Avenue Investments, LP

Avenue International Master, LP

Managed Accounts Master Fund Services - MAP10

Avenue Special Situations Fund VI (Master), LP

SCHEDULE A-2

Blue Mountain Shareholder

BlueMountain Guadalupe Peak Fund L.P.

BlueMountain Montenvers Master Fund SCA SICAV-SIF

BlueMountain Kicking Horse Fund L.P.

BlueMountain Timberline Ltd.

Blue Mountain Credit Alternatives Master Fund L.P.

BlueMountain Credit Opportunities Master Fund I L.P.

BlueMountain Long/Short Credit and Distressed Reflection Fund, a sub-fund of AAI BlueMountain Fund PLC

BlueMountain Long Short Credit and Distressed Reflection Fund PLC

BlueMountain Montenvers Master Fund

Blue Mountain Credit Alternatives Master Fund L.P.

BlueMountain Distressed Master Fund L.P.

BlueMountain Long Short Credit Master Fund L.P.

BlueMountain Strategic Credit Master Fund L.P.

SCHEDULE A-3

Oaktree Shareholders

OCM Marine Holdings TP, L.P.

Opps Marine Holdings TP, L.P.

SCHEDULE A-4

Aurora Shareholders

ARF II Maritime Holdings LLC

ARF II Maritime Equity Partners LP

ARF II Maritime Equity Co-Investors

SCHEDULE A-5

Monarch Shareholders

Monarch Alternative Solutions Master Fund Ltd

Monarch Capital Master Partners II LP

MCP Holdings Master LP

Monarch Debt Recovery Master Fund Ltd

Monarch Opportunities Master Fund Ltd

P Monarch Recovery Ltd

EXHIBIT A

Initial Board Members

Nicolas Busch

Peter Georgiopoulos (Chairman)

Avenue Director: Dan Ilany (Lead Independent Director)

Monarch Director: Roger Schmitz

Blue Mountain Director: Ethan Auerbach

Oaktree Director: Adam Pierce

Aurora Director: Steve Smith

EXHIBIT B

Initial Members of the Strategic Management Committee

Gary Brocklesby (voting and Chairman)

Nicolas Busch (voting)

Peter Georgiopoulos (voting)

John Tavlarios (voting)

Leonidas Vrondissis (non-voting)

EXHIBIT C

FORM OF JOINDER AGREEMENT

This Joinder Agreement is being delivered to Gener8 Maritime, Inc., a Marshall Islands corporation (the “Company”), pursuant to that certain Shareholders Agreement, dated as of                             , 2015 (as amended from time to time in accordance with the terms thereof, the “Shareholders’ Agreement”), among the Company and the Shareholders (as defined therein).  Capitalized terms used herein shall have the meanings assigned to such terms in the Shareholders’ Agreement.

The undersigned hereby executes and delivers to the Company this Joinder Agreement, pursuant to which the undersigned hereby becomes a party to the Shareholders’ Agreement and agrees to be bound by the provisions of the Shareholders’ Agreement with respect to the Equity Securities Beneficially Owned by the undersigned.

Any notice provided for in the Shareholders Agreement should be delivered to the undersigned at the address set forth below:

Telephone:
Facsimile:

Dated:

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